UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2005




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245               75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)             File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                75039
------------------------------------------------             ----------
    (Address of principal executive offices)                 (Zip Code)


                                 (972) 444-9001
              -----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 1.01.  Entry into a Material Definitive Agreement................    3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits............................................    3

Signature.............................................................    4

Exhibit Index.........................................................    5



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                        PIONEER NATURAL RESOURCES COMPANY


Item 1.01.   Entry into a Material Definitive Agreement

     On April 28, 2005, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that its Canadian subsidiary has signed a definitive agreement for the sale of its Martin Creek, Conroy Black and Lookout Butte oil and gas properties to Ketch Resources Ltd. ("Ketch") for proceeds of approximately $207 million. The transaction is expected to close by May 31, 2005 with a March 1, 2005 effective date and is subject to normal closing conditions. There are no material relationships between the Company and Ketch other than the definitive agreement.

Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

             99.1   News Release dated April 28, 2005.



                                       3











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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:  May 3, 2005             By:    /s/ Darin G. Holderness
                                    -------------------------------------------
                                    Darin G. Holderness
                                    Vice President and Chief Accounting Officer




                                       4








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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

   99.1(a)        News Release dated April 28, 2005.


-------------
(a) filed herewith




                                       5









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